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                                                                   Exhibit 10.8

                              SUBLEASE AGREEMENT
                              ------------------

DATED:  September 24, 1998

ARTICLE 1:  FUNDAMENTAL SUBLEASE PROVISIONS.

1.1    PARTIES:  Sublessor:  KLA-TENCOR CORPORATION, a Delaware corporation
                             (formerly known as KLA Instruments Corporation)

                 Sublessee:  PCTEL, INC., a Delaware corporation

1.2 MASTER LEASE: (Article 3): Sublessor, as tenant, is leasing from Master Lessor (named below), as landlord, approximately 132,150 square feet of leasable area consisting of the following locations: 130-134 Rio Robles (47,114 sf), 90 Rio Robles (53,013 sf) and 64-70 Rio Robles (32,023 sf) in the City of San Jose, State of California (collectively, the "Premises") on the terms and subject to the conditions of that certain lease agreement executed dated as of July 29, 1994 as amended by the First Amendment to Lease dated September 15, 1994, the Second Amendment to Lease dated July 26, 1995, the Third Amendment to Lease dated September 8, 1995, the Fourth Amendment to Lease dated May 21, 1997, and the Fifth Amendment to Lease dated November 21, 1997 (collectively, the "Master Lease"). A copy of the Master Lease is attached hereto as Exhibit A. The Premises are located within a complex which consists of multiple buildings (including the Premises), together with related driveways, parking areas and related fixtures and improvements (collectively, the "Complex").

             Master Lessor:  CARRAMERICA REALTY CORPORATION,
                             a Maryland corporation, as successor in interest to Knickerbocker Properties, Inc., I

1.3 SUBLEASE PREMISES: (Article 2): The Sublease Premises constitutes a part of the Premises and contains approximately 32,023 square feet of leasable area, which constitutes all of the building located at 64-70 Rio Robles (the "Sublease Premises"). The Sublease Premises is further described on the drawings attached to the Master Lease.

1.4 SUBLEASE TERM: (Article 4): Approximately 47 calendar months, beginning on the Commencement Date and ending on the Termination Date described below, unless commenced later or terminated earlier pursuant to the terms of this Sublease.

1.5    SCHEDULED COMMENCEMENT DATE: (Article 4.1): September 24, 1998
(estimated)

1.6    TERMINATION DATE: (Article 4.1): August 31, 2002

1.7    SCHEDULED RENTAL COMMENCEMENT DATE: (Article 5.2): October 1, 1998
(estimated)

1.8    MINIMUM MONTHLY RENT: (Article 5.2):

       Rental Commencement Date-September 30, 1999  $48,034.50/mo($1.50/sf/mo.)
       October 1, 1999-September 30, 2000           $50,436.23/mo($1.575/sf/mo.)
       October 1, 2000-September 30, 2001           $52,966.04/mo($1.654/sf/mo.)
       October 1, 2001-August 31, 2002              $55,591.92/mo($1.736/sf/mo.)

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1.9    PREPAID RENT: (Article 5.4): $57,000.94

1.10   SECURITY DEPOSIT: (Article 6): $55,591.92

1.11 PERMITTED USE: (Article 7): office, marketing, assembly, storage, and distribution of semiconductor equipment

1.12   GUARANTOR: N/A

1.13   ADDRESSES FOR NOTICES: (Article 11):

           Master Lessor:  Carramerica Realty Corporation
                           1810 Gateway Drive, Suite 150
                           San Mateo, CA 94404
                           Attn:  Vice-President, Market Officer
                           Fax:   (650) 655-6803

           Copy to:        Carramerica Realty Corporation
                           1850 K Street, N.W.
                           Washington, DC 20006
                           Attn:  Lease Administrator
                           Fax:   (202) 729-1040

           Sublessor:      KLA-Tencor Corporation
                           160 Rio Robles, MS X-2225
                           San Jose, California 95134
                           Attn:  Russ Southland
                           Fax:   (408)434-4263

           Copy to:        KLA-Tencor Corporation
                           160 Rio Robles
                           San Jose, California 95134
                           Attn:  Lisa C. Berry, General Counsel
                           Fax:   (408) 875-2002

           Sublessee:      PCTel, Inc.
                           64 Rio Robles
                           San Jose, California 95134
                           Attn:  Monica Wang
                           Fax:   (408) 383-0455

1.14 ADDRESS FOR PAYMENT OF RENT: (Article 5.1): Checks for Rent and other payments under this Sublease should be made payable to "KLA-Tencor Corporation" and sent to the following address:

                           STAUBACH ALLIANCE SERVICES
                           6750 LBJ Freeway, Suite 1100
                           Dallas, TX 75240
                           Attn:  Leslie Dunaway

1.15   SUBLESSOR'S BROKER: (Article 24.4): The Staubach Company, Tony Lautmann

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1.16   SUBLESSEE'S BROKER: (Article 24.4):  Cornish & Carey Commercial Real
                                           Estate, Fred Pilster and Greg Cary

1.17 EXHIBITS AND ADDENDA: The following exhibits and any addenda are annexed to this Sublease:

            Exhibit A     -      Master Lease
            Exhibit B     -      Notice of Commencement Date
            Exhibit C     -      Consent to Sublease

Each reference in this Sublease Agreement ("Sublease") to any provision in
Article 1 shall be construed to incorporate all of the terms of each such provision. In the event of any conflict between this Article 1 and the balance of the Sublease, the balance of the Sublease shall control.

ARTICLE 2: SUBLEASE PREMISES.

2.1 Sublease. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the Sublease Term (hereinafter defined), at the Rent (hereinafter defined) and upon the terms and conditions hereinafter set forth, the Sublease Premises, and all common areas related thereto. Sublessee acknowledges that the leasable area of the Sublease Premises as specified in
Article 1 is an estimate and that Sublessor does not warrant the exact leasable area of the Sublease Premises. By taking possession of the Sublease Premises, Sublessee accepts the leasable area of the Sublease Premises as that specified in Article 1.

2.2 Condition of the Sublease Premises. Sublessor shall deliver the Sublease Premises to Sublessee broom clean with all ceiling tiles in good condition, lights fully functional with operating ballasts and with all building systems in good operating condition, and Sublessee thereupon shall accept possession of the Sublease Premises in its "As Is" condition. Sublessee acknowledges that except as expressly stated in this Sublease, (i) Sublessor makes no warranties or representations regarding the physical condition of the Sublease Premises; (ii) Sublessee has had an opportunity to inspect the Sublease Premises, including the roof and structural components of the building; the electrical, plumbing, HVAC, and other building systems serving the Sublease Premises; and the environmental condition of the Sublease Premises and related common areas; and to hire experts to conduct such inspections on its behalf; and (iii) Sublessee is leasing the Sublease Premises based on its own inspection of the Sublease Premises and those of its agents, and is not relying on any statements, representations or warranties of Sublessor regarding the physical condition of the Sublease Premises. Sublessee's taking of possession of the Sublease Premises shall constitute conclusive evidence that the Sublease Premises are in good, clean and tenantable condition and that the ceiling tiles are in good condition, the lights are fully functional with operating ballasts and all building systems are in good operating condition. If, within thirty (30) days after the Commencement Date, the building systems are found not to be in good operating condition, then, to the extent repairs of such building systems are the responsibility of Sublessor under the terms of the Master Lease and are not otherwise necessitated
                                              ---
by the acts or omissions of Sublessee, or its agents, employees, invitees, visitors or contractors, Sublessor shall cause the same to be corrected at its own expense promptly after receiving written notice from Sublessee to do so.

2.3 Compliance with Laws. Sublessee shall, at Sublessee's sole cost and expense, be responsible for bringing the Sublease Premises into compliance with any statutes, rules, regulations, ordinances, requirements (whether presently existing or hereinafter enacted), insurance regulations or otherwise, including but not limited to compliance with Americans with Disabilities Act and Title 24 requirements ("Applicable Laws") to the extent that compliance with such Applicable Laws is "triggered" by: (i) Sublessee's use of the Sublease Premises;
(ii) Sublessee's improvements or alterations to the Sublease Premises, or (iii) Sublessee's application for a building permit or any other governmental approval.

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2.4    Personal Property. Except as provided in Article 19, Sublessee acknowledges that the Sublease Premises shall not include any of the fixtures, equipment, cabling, furniture, or other personal property belonging to Sublessor, unless the parties have specifically agreed to the same in writing.

2.5 Alterations to Premises. Subject to the terms and conditions of the Master Lease, Sublessor's prior written consent (which shall not be unreasonably withheld) and Sublessee's agreement to restore the Sublease Premises at the end of the Sublease Term as required by Section 8.1 of this Sublease, Sublessee shall have the right to make alterations, additions, or improvements to the Sublease Premises, based upon a mutually agreeable floor plan. Such approved alterations, additions or improvements, shall be completed at Sublessee's sole cost and expense, in compliance with all Applicable Laws.

ARTICLE 3: TERMS OF THE MASTER LEASE.

3.1 Sublease Subordinate. This Sublease is subordinate and subject to all of the terms and conditions of the Master Lease. If the Master Lease terminates for any reason whatsoever, this Sublease shall terminate concurrently, and the parties hereto shall be relieved of any liability thereafter accruing under this Sublease, except for the liabilities of the parties which by the terms of this Sublease survive the expiration or earlier termination of this Sublease.

3.2 Sublessee's Obligations. To the extent applicable to the Sublease Premises and Sublessee's use of the Common Area (as defined in Section 1.9 of the Master Lease), Sublessee hereby expressly assumes and agrees to perform and discharge, as and when required by the Master Lease, all debts, duties and obligations to be paid, performed or discharged by Sublessor under the terms, covenants and conditions of the Master Lease from and after the Commencement Date, except as specifically set forth in this Sublease. Sublessee shall not commit or suffer at any time any act or omission that would violate any provision of the Master Lease.

3.3 Sublessor's Obligations. So long as Sublessee complies with all of its obligations under this Sublease, Sublessor shall not commit any act or omission during the Sublease Term, which would lead to the termination of the Master Lease by Master Lessor. Notwithstanding the foregoing, if Sublessee fails to comply with any of its obligations under this Sublease (including without limitation the obligations assumed by Sublessee under the Master Lease), and does not cure such failure within the applicable cure period (or if no cure period is specified in either this Sublease or the Master Lease, then within five (5) days after receiving written notice of such failure), then Sublessor shall have no obligation to Sublessee to maintain the Master Lease for Sublessee's benefit.

3.4 Master Lessor's Obligations. Sublessor shall not be responsible to Sublessee for furnishing any service, maintenance or repairs to the Sublease Premises that are the obligation of the Master Lessor under the Master Lease, it being understood that Sublessee shall look solely to Master Lessor for performance of any such service maintenance or repairs. However, if Master Lessor shall fail to perform its obligations under the Master Lease, Sublessor, upon receipt of written notice from Sublessee, shall use commercially reasonable efforts to attempt to enforce the obligations of Master Lessor under the Master Lease; provided, however, that Sublessor shall not be required to incur any costs or expenses in connection therewith unless Sublessee agrees to reimburse Sublessor for any such costs and expenses as Additional Rent hereunder.

3.5 Sublessor's Rights and Remedies. In addition to all the rights and remedies provided to Sublessor at law, in equity, or under the terms of this Sublease, (a) in the event of any breach by Sublessee of any of its obligations under this Sublease, Sublessor shall have all of the rights and remedies with respect to such breach which are available to Master Lessor in the event of any breach under the Master Lease; and (b) as a further remedy, if Sublessee fails to perform any act on its part to be performed pursuant to the requirements of the Master Lease or as otherwise required by this Sublease, within any applicable grace periods provided herein, then Sublessor may, but shall not be obligated to, fulfill such obligations of Sublessee, including entering the Sublease Premises to perform any such act, and all costs and expenses incurred by Sublessor in doing so shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand.

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ARTICLE 4: SUBLEASE TERM.

4.1 Commencement and Termination Dates. The term of this Sublease ("Sublease Term") shall be for the period of time commencing on the date that Sublessor delivers the Sublease Premises to Sublessee (the "Commencement Date") and ending on the termination date described in Article 1 or on such earlier date of termination as provided herein (the "Termination Date"). Promptly following the Commencement Date, the parties shall execute a Notice of Commencement Date, in the form attached hereto as Exhibit B, which shall thereafter be made a part of this Sublease.

4.2 Delay in Commencement. If for any reason possession of the Sublease Premises has not been delivered to Sublessee by the Scheduled Commencement Date or any other date, Sublessor shall not be liable to Sublessee or any other person or entity for any loss or damage resulting therefrom. In the event of such delay, the Commencement Date and the Rental Commencement Date shall be delayed until possession of the Sublease Premises is delivered to Sublessee, but the Termination Date shall not be extended. If Sublessor is unable to deliver possession of the Sublease Premises to Sublessee within sixty (60) days after the Scheduled Commencement Date (as described in Article 1), then Sublessee may terminate this Sublease by giving written notice to Sublessor at any time after that date, and the parties shall have no further liability thereafter accruing under this Sublease; provided, however, that if Sublessor tenders possession to Sublessee within five (5) days after receipt of Sublessee's notice of termination, such notice shall be void.

4.3 Early Occupancy. If Sublessor permits Sublessee to occupy the Sublease Premises prior to the Scheduled Commencement Date, such occupancy shall be subject to all of the provisions of this Sublease, except for the payment of Rent. Early occupancy of the Sublease Premises shall not advance the Termination Date. Sublessee shall, prior to entering the Sublease Premises, deliver to Sublessor certificates of insurance evidencing the policies required of Sublessee under this Sublease.

ARTICLE 5: RENT AND ADDITIONAL EXPENSES.

5.1 Payment of Rent. All monies payable by Sublessee under this Sublease shall constitute "Rent." All Rent shall be paid in lawful money of the United States, without any deduction or offset, to Sublessor at the address specified in Article 1 or such other place as Sublessor may designate in writing. No payment by Sublessee of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Sublessor may accept such check or payment without prejudice to its right to recover the balance of such Rent or to pursue any other remedy. Rent for any partial calendar months at the beginning or end of the Sublease Term shall be prorated based on a thirty (30) day month. In the event that Sublessee is notified by Master Lessor that Sublessor is in default under the Master Lease, then, if directed to do so by Master Lessor, Sublessee shall make its future payments of Minimum Monthly Rent and Additional Rent directly to Master Lessor.

5.2 Minimum Monthly Rent. Sublessee shall pay to Sublessor the sums set forth in Article 1 hereof as Minimum Monthly Rent, in advance, on the first day of each calendar month throughout the Sublease Term, commencing on the date (the "Rental Commencement Date") that is the later of the Scheduled Rental Commencement Date specified in Article 1 or one (1) week after Sublessor delivers possession of the Sublease Premises to Sublessee.

5.3 Additional Rent. In addition to Minimum Monthly Rent, commencing on the Rental Commencement Date Sublessee shall pay to Sublessor, in advance, on the first day of each calendar month, estimated payments for the amount of real property taxes, maintenance, repair, management, insurance, common area utilities and other charges attributable to and/or accruing against the Sublease Premises and the related common areas for the Sublease Term, and payable by Sublessor under the Master Lease. The 1998 estimated payments are broken down as follows:

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         Maintenance/Management    $1.53/sf/yr    $0.1275/sf/mo    $4,082.93/mo
         Real Property Taxes       $1.53/sf/yr    $0.1275/sf/mo    $4,082.93/mo
         Insurance                 $0.30/sf/yr    $0.025/sf/mo     $  800.58/mo

At the end of the calendar year, Sublessor shall reconcile the actual expenses for the Sublease Premises as compared to the estimated payments made throughout the preceding calendar year and there shall be an adjustment between Sublessor and Sublessee, with payment to Sublessor or credit to Sublessee against the next installment of Additional Rent, as the case may require, within ten (10) days after Sublessor's delivery of such reconciliation to Sublessee. It is the parties' intent that Sublessee shall pay to Sublessor, as Additional Rent hereunder, any and all charges, fees, impositions and payments of any kind whatsoever due or owing by Sublessor under the Master Lease; provided, however, that Sublessee shall not be responsible for paying any charges, fees, or payments resulting solely from the negligence of Sublessor or breach of this Sublease by Sublessor.

5.4 Janitorial and Utilities. Sublessee shall be responsible for the cost of its own janitorial services and utilities, which payment shall be made directly to the provider of such services.

5.5 Prepaid Rent. Concurrently with Sublessee's execution of this Sublease, Sublessee shall pay to Sublessor the sum specified in Article 1 as Prepaid Rent, which shall be applied to the installments of Minimum Monthly Rent and Additional Rent first coming due under this Sublease.

5.6 Late Charge. If Sublessee fails to pay any Rent when due hereunder, then Sublessee shall pay Sublessor a late charge equal to six percent (6%) of such delinquent amount as liquidated damages for Sublessee's failure to make timely payment. Any notice given by Sublessor pursuant to any statute governing unlawful detainer actions shall be deemed to be concurrent with, and not in addition to, the notice required herein. This provision for a late charge shall not be deemed to grant Sublessee a grace period or extension of time for performance. If any Rent remains delinquent for a period in excess of thirty
(30) days then, in addition to such late charge, Sublessee shall pay to Sublessor interest on the delinquent amount from the end of such thirty (30) day period until paid, at the rate of ten percent (10%) per annum or the maximum rate permitted by law.

ARTICLE 6: SECURITY DEPOSIT. Upon execution of this Sublease, Sublessee shall deposit with Sublessor in cash the sum specified in Article 1 hereof as a "Security Deposit." The Security Deposit shall be held by Sublessor as security for Sublessee's faithful performance under this Sublease. If Sublessee fails to pay any Rent as and when due under this Sublease or otherwise fails to perform its obligations hereunder, then Sublessor may, at its option and without prejudice to any other remedy which Sublessor may have, apply, use or retain all or any portion of the Security Deposit toward the payment of delinquent Rent or for any loss or damage sustained by Sublessor due to such failure by Sublessee. Sublessee shall upon demand restore the Security Deposit to the original sum deposited. The Security Deposit shall not bear interest nor shall Sublessor be required to keep such sum separate from its general funds. To the extent not otherwise applied by Sublessor as provided herein, the Security Deposit shall be returned to Sublessee within thirty (30) days after the Termination Date. In the event of bankruptcy or other debtor-creditor proceedings filed by or against Sublessee, such Security Deposit shall be deemed to be applied first to the payment of Rent due Sublessor for the period immediately prior to the filing of such proceedings.

ARTICLE 7: USE.

7.1 Use of the Sublease Premises. Sublessee shall use the Sublease Premises solely for the purposes specified in Article 1 in strict conformance with the applicable requirements of the Master Lease, and for no other purpose whatsoever.

7.2 Suitability. Sublessee acknowledges that, except as may be explicitly stated in this Sublease, neither Sublessor nor any agent of Sublessor has made any representation or warranty with respect to the Sublease Premises, the permitted uses that can be made of the Sublease Premises under existing laws, or the suitability of the Sublease

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Premises for the conduct of Sublessee's business, nor has Sublessor agreed to undertake any modification, alteration or improvement to the Sublease Premises.

7.3    Hazardous Materials.

       7.3.1 Definitions. As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any state, federal, or local government authority, including without limitation all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the Department of Labor, the Department of Transportation, the Department of Agriculture, the Department of Health Services or the Food and Drug Agency. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include (i) any substance, product, waste or other material of any nature whatsoever which may give rise to liability under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance or strict liability or under any reported decisions of a state or federal court; (ii) gasoline, diesel fuel, or other petroleum hydrocarbons; (iii) polychlorinated biphenyls; (iv) asbestos containing materials; (v) urea formaldehyde foam insulation; and (vi) radon gas. As used herein, the term "Hazardous Material Law" shall mean any applicable statute, law, ordinance, or regulation of any governmental body or agency which regulates the use, storage, generation, discharge, treatment, transportation, release, or disposal of any Hazardous Material.

       7.3.2 Use Restriction. Sublessee shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, treated, transported to or from, released or disposed of in, on, over, through, or about the Sublease Premises, or any other land or improvements in the vicinity of the Sublease Premises, without the prior written consent of Master Lessor and Sublessor, which consent may be withheld in the sole and absolute discretion of Master Lessor and/or Sublessor. Without limiting the generality of the foregoing, (a) any use, storage, generation, discharge, treatment, transportation, release, or disposal of Hazardous Material by Sublessee shall strictly comply with all applicable Hazardous Material Laws, and (b) if the presence of Hazardous Material on the Sublease Premises caused or permitted by Sublessee or its agents, employees, invitees, visitors or contractors results in contamination of the Sublease Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Sublease Premises, Sublessee, at its expense, shall promptly take all actions necessary to return the Sublease Premises to the condition existing prior to the existence of such Hazardous Material.

       7.3.3 Sublessor Representation. Sublessor represents to Sublessee that with respect to the Sublease Premises, Sublessor has not received any notice of non-compliance under any Hazardous Material Law.

ARTICLE 8: SURRENDER.

       8.1 Condition of the Sublease Premises. Subject to the provisions of this Sublease and the Master Lease regarding damage or destruction due to casualty or condemnation, upon the expiration or earlier termination of this Sublease, Sublessee shall surrender the Sublease Premises broom clean and in the same condition and repair as the Sublease Premises were delivered to Sublessee on the Commencement Date, excepting only ordinary wear and tear in accordance with the standards and requirements set forth in Section 15.2 of the Master Lease. Sublessee agrees to repair any damage to the Sublease Premises caused by or related to the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, signs, furniture, movable partitions or permanent improvements or additions which Sublessor allows or requires Sublessee to remove, including, without limitation, repairing the floor and patching and/or painting the walls where required by Sublessor to the reasonable satisfaction of Sublessor and/or Master Lessor, all at Sublessee's sole cost and expense. Sublessee shall indemnify Sublessor against any loss or liability resulting from delay by Sublessee in so surrendering the Sublease Premises, including, without limitation, any claims made by the Master Lessor and/or any succeeding tenant founded on such delay. Such indemnity obligation shall survive the expiration or earlier termination of this Sublease.

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       8.2    Sublessor's Right to Access. In the thirty (30) days prior to the expiration of this Sublease, or such longer time as is reasonably necessary, Sublessor shall have the right, upon at least twenty-four (24) hours prior notice, to enter the Sublease Premises to remove personal property belonging to Sublessor, if any (including without limitation any business or trade fixtures, machinery, equipment, cabinetwork, signs, furniture, and movable partitions owned by Sublessor and located within the Sublease Premises) and to remove any improvements or additions, if any, that Sublessor is required to remove prior to surrender of the Premises pursuant to the Master Lease (not including those items to be removed by Sublessee pursuant to Article 8.1 of this Sublease). Any work performed by Sublessor pursuant to the terms of the preceding sentence shall be done in a reasonable manner to minimize the mount of inconvenience and interference to Sublessee's use and occupancy of the Sublease Premises; provided, however, Sublessor shall not be liable to Sublessee for any such inconvenience or interference caused by Sublessor's exercise of its rights pursuant to this provision.

ARTICLE 9: CONSENT. Whenever the consent or approval of Master Lessor is required pursuant to the terms of the Master Lease, for the purposes of this Sublease, Sublessee, in each such instance, shall be required to obtain the written consent or approval of both Master Lessor and Sublessor. If Master Lessor refuses to grant its consent or approval, Sublessor may withhold its consent or approval and Sublessee agrees that such action by Sublessor shall be deemed reasonable.

ARTICLE 10: INSURANCE. All insurance policies required to be carried by Sublessor under the Master Lease shall be maintained by Sublessee pursuant to the terms of the Master Lease, and shall name Sublessor and Master Lessor (and such other lenders, persons, firms, or corporations as are designated by Sublessor or Master Lessor) as additional insureds by endorsement. All policies shall be written as primary policies with respect to the interests of Master Lessor and Sublessor and such other additional insureds and shall provide that any insurance carried by Master Lessor or Sublessor or such other additional insureds is excess and not contributing insurance with respect to the insurance required hereunder. All policies shall also contain "cross liability" or "severability of interest" provisions and shall insure the performance of the indemnity set forth in Article 14 of this Sublease. Sublessee shall provide Master Lessor and Sublessor with copies or certificates of all policies, including in each instance an endorsement providing that such insurance shall not be cancelled or amended except after thirty (30) days prior written notice to Master Lessor and Sublessor. All deductibles, if any, under any such insurance policies shall be subject to the prior reasonable approval of Sublessor, and all certificates delivered to Master Lessor and Sublessor shall specify the limits of the policy and all deductibles thereunder.

ARTICLE 11: NOTICES.

11.1 Notice Requirements. All notices, demands, consents, and approvals which may or are required to be given by either party to the other under this Sublease shall be in writing and may be given by (i) personal delivery, (ii) overnight courier such as Federal Express, (iii) facsimile transmission, or (iv) United States registered or certified mail addressed as shown in Article 1. Any notice or demand so given shall be deemed to be delivered or made on (i) the date personal service is effected, (ii) the next business day if sent by overnight courier, (iii) the same day as given if sent by facsimile transmission which is received by 5:00 p.m. Pacific time with a copy deposited in the United States mail, postage prepaid, or (iv) the second business day after the same is deposited in the United States Mail as registered or certified and addressed as above provided with postage thereon fully prepaid. Either party hereto may change its address at any time by giving written notice of such change to the other party in the manner provided herein at least ten (10) calendar days prior to the date such change is desired to be effective.

11.2 Notices from Master Lessor. Each party shall provide to the other party a copy of any notice or demand received from or delivered to Master Lessor within twenty four (24) hours of receiving or delivering such notice or demand.

ARTICLE 12: DAMAGE, DESTRUCTION, CONDEMNATION. To the extent that the Master Lease gives Sublessor any rights following the occurrence of any damage, destruction or condemnation to terminate the Master

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Lease, to repair or restore the Sublease Premises, to contribute toward such repair or restoration costs to avoid termination, to obtain and utilize insurance or condemnation proceeds to repair or restore the Sublease Premises, or any similar rights, such rights shall be reserved to and exercisable solely by Sublessor, in its sole and absolute discretion, and not by Sublessee. The exercise of any such right by Sublessor shall under no circumstances constitute a default or breach under this Sublease or subject Sublessor to any liability therefor.

ARTICLE 13: INSPECTION OF THE SUBLEASE PREMISES. Sublessee shall permit Sublessor and its agents to enter the Sublease Premises at any reasonable time for the purpose of inspecting the same or posting a notice of non-responsibility for alterations, additions or repairs, provided that Sublessor provides at least twenty-four (24) hours prior notice (except in the case of emergency).

ARTICLE 14: INDEMNITY; EXEMPTION OF SUBLESSOR FROM LIABILITY.

14.1 Sublessee Indemnity. Sublessee shall indemnify, defend (with counsel reasonably satisfactory to Sublessor), protect and hold harmless Sublessor and its agents, employees, contractors, stockholders, officers, directors, successors and assigns from and against any and all claims, demands, actions, suits, proceedings, liabilities, obligations, losses, damages, judgments, costs, penalties, fines, and expenses (including, but not limited to, attorneys', consultants' and expert witness fees) arising out of, resulting from, or related to (i) any injury or death to any person or injury or damage to property caused by, arising out of, or involving (A)Sublessee's use of the Sublease Premises, the conduct of Sublessee's business therein, or any activity, work or thing done, permitted or suffered by Sublessee in or about the Sublease Premises or the common areas, (B)a breach by Sublessee in the performance in a timely manner of any obligation of Sublessee to be performed under this Sublease, or (C)the negligence or intentional acts of Sublessee or Sublessee's agents, contractors, employees, subtenants, licensees, or invitees, and/or (ii) the storage, use, generation, discharge, treatment, transportation, release or disposal of Hazardous Material by Sublessee or its agents, employees, invitees, visitors or contractors in, on, over, through, from, about, or beneath the Sublease Premises or any nearby premises. This indemnity shall survive the expiration or earlier termination of this Sublease.

14.2 Sublessor Indemnity. Sublessor shall indemnify, defend (with counsel reasonably satisfactory to Sublessee), protect and hold Sublessee harmless from and against any and all claims, demands, actions, suits, proceedings, liabilities, obligations, losses, damages, judgments, costs, expenses (including, but not limited to, attorneys', consultants' and expert witness fees) arising out of, resulting from, or related to any injury or death to any person or injury or damage to property caused by, arising out of, or involving
(i) a breach by Sublessor in the performance in a timely manner of any obligation of Sublessor to be performed under this Sublease, or (ii) from the gross negligence or intentional acts of Sublessor or Sublessor's agents, contractors, employees, or invitees. Nothing herein shall be deemed a representation or warranty by Sublessor regarding the physical condition of the Premises, nor create any obligation on the part of Sublessor to perform or pay for the cost of any repair or replacement to the Sublease Premises except to the extent required by Section 2.2 of this Sublease. This indemnity shall survive the expiration or earlier termination of this Sublease.

14.3 Sublessee Waiver. Sublessee, as a material part of the consideration to Sublessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the Sublease Premises arising from any cause and Sublessee hereby waives all claims in respect thereof against Sublessor, except in connection with damage or injury caused solely by the gross negligence or willful misconduct of Sublessor or its authorized agents; provided, however, that in no event shall Sublessor be liable for any loss of profits or any special, indirect, incidental, consequential or punitive damages, however caused and on any theory of liability. This waiver shall survive the expiration or earlier termination of this Sublease.

14.4 Mutual Waiver of Subrogation. Each party (the "First Party") hereby releases the other party (the "Second Party"), and its partners, officers, agents, employees, and servants, from any and all claims, demands, loss, expense, or injury to the Sublease Premises or to the furnishings, fixtures, equipment, inventory, or other property in, about, or upon the Sublease Premises, which is caused by or results from perils, events, or happenings which are the subject of fire or other casualty insurance carried by the First Party at the time of such loss or which would have been in force had the First Party carried the insurance required hereunder or by the Master Lease (collectively, the "Effective Coverage") irrespective of any negligence on the part of the Second Party that may have contributed to or caused such loss; subject to the following limitations: (i) the Second Party shall not be released from any liability to the extent that such damages are not covered by the insurance recovery under the Effective Coverage or are the result of willful acts by the Second Party, and
(ii) the Second Party shall be responsible for reimbursing the First Party for any deductible owed as a result of such damages. Each party shall use commercially reasonable efforts to obtain, if needed, appropriate endorsements to its policies of insurance with respect to the foregoing releases; provided, however, that failure to obtain such endorsements shall not affect the releases hereinabove given.

ARTICLE 15: ASSIGNMENT AND SUBLETTING.

15.1 Right to Assign and Sublet. Sublessee shall not voluntarily or by operation of law assign this Sublease or enter into license or concession agreement, sublet all or any part of the Sublease Premises, or otherwise transfer, mortgage, pledge, hypothecate or encumber all or any part of Sublessee's interest in this Sublease or in the Sublease Premises or any part thereof, without the prior written consent of Master Lessor (pursuant to the terms of the Master Lease) and Sublessor (which consent will not be unreasonably withheld). Any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a default by Sublessee under this Sublease. Notwithstanding any assignment or subletting, Sublessee shall not be relieved of its obligations hereunder, and a consent to one assignment or subletting shall not constitute a consent to any other assignment or subletting or a waiver of the provisions of this section.

15.2 Conditions Regarding Consent to Assignment or Sublet. Sublessee hereby irrevocably assigns to Sublessor all Rent and other sums or consideration in any form, from any subletting or assignment, and agrees that Sublessor, as assignee and as attorney-in-fact for Sublessee, or a receiver for Sublessee appointed upon Sublessor's application, may collect such Rent and other sums and apply the same against amounts owing to Sublessor in the event of Sublessee's default; provided, however, that until the occurrence of any act of default by Sublessee or Sublessee's subtenant, Sublessee shall have the right to collect such sums, provided that all sums in excess of the Minimum Monthly Rent set forth herein which any subtenant covenants to pay shall belong solely and exclusively to Sublessor.

15.3 Sublessor's Right to Recapture. Within ten (10) business days after Sublessee gives Sublessor written notice of intent of a proposed assignment or sublease (pursuant to the requirements set forth in the Master Lease), Sublessor shall have the right to notify Sublessee of its intent to terminate this Sublease, or in the case of a sublet of less than all of the Sublease Premises, to terminate this Sublease as to that part of the Sublease Premises and to recapture the proposed space.

ARTICLE 16: DELIVERY OF DOCUMENTS. Sublessee shall execute and deliver any document or other instrument required by Master Lessor or Sublessor pursuant to the Master Lease within five (5) days following receipt of a written request from Master Lessor or Sublessor. Failure to comply with this provision shall constitute a default by Sublessee under this Sublease.

ARTICLE 17: HOLDING OVER.

17.1 Without Consent. Any holding over by Sublessee after the Termination Date, without the prior written consent of Master Lessor and Sublessor, shall not constitute a renewal or extension of this Sublease or give Sublessee any rights in or to the Sublease Premises. In the event of any such non-permissive holding over, Sublessee shall pay Sublessor upon demand, (i) and amount equal to Two Hundred Percent (200%) of the most recent applicable Minimum Monthly Rent, computed on a daily basis for each day of the holdover period, plus (ii) all other amounts due and payable under the Sublease, plus (iii) all other amounts that Sublessor may become liable for under the Master Lease, plus (iv) any and all other damages, costs, expenses, and fees incurred or suffered by Sublessor as a result of such holdover by Sublessee.

17.2 With Consent. Any holding over by Sublessee after the Termination Date, with the prior written consent of Master Lessor and Sublessor, shall be construed as a month-to-month tenancy on the same terms and conditions as specified in this Sublease, except that the Minimum Monthly Rent during such tenancy shall be increased to an amount equal to One Hundred Fifty Percent (150%) of the most recent applicable Minimum Monthly Rent amount.

ARTICLE 18: OPTIONS.

18.1 Sublessor's rights. Any right of Sublessor to extend or renew the term of the Master Lease or to expand the Premises (if any), shall be reserved to and exercisable solely by Sublessor, in its sole discretion, and not by Sublessee. Sublessor agrees to exercise such rights to extend or renew the Master Lease only to the extent necessary to fulfill its obligations under this Sublease.

18.2 Sublessee's rights. In the event that Sublessee exercises its right to extend the term for the Sublease Premises under Section 6 of the Consent to Sublease, Lessee shall have no further obligation or liability whatsoever under the Master Lease or the Sublease with respect to the Sublease Premises following the expiration of the original term of the Master Lease as it pertains to the Sublease Premises and in no event shall Lessee have any obligation or liability under any direct lease between Master Lessor and Sublessee.

ARTICLE 19: EQUIPMENT AND FURNITURE. Prior to the Commencement Date, Sublessor shall remove its previously installed phone and security system. However, Sublessor agrees to leave in place at the Sublease Premises, and as of the Commencement Date to transfer to Sublessee, all phone and data cabling, HVAC units and electrical transformers currently located within the Sublease Premises (the "Equipment"), subject to the following: (i)Sublessee shall bear the cost of any and all sales taxes due with respect to the transfer of Equipment; (ii) Sublessor makes no representations or warranties regarding the condition of the Equipment, (iii) Sublessee agrees to accept possession of the Equipment "where is" and "as is" and acknowledges that it has relied solely on its own examination and inspection of the Equipment, and (iv) from and after the Commencement Date, the Equipment shall be the sole responsibility of Sublessee, and Sublessor shall not be under any liability or obligation in any manner to provide service, maintenance, or repairs for the Equipment. Upon the expiration or earlier termination of this Sublease, Sublessee shall remove the Equipment from the Sublease Premises in compliance with the terms of Section 8.1 of this Sublease.

ARTICLE 20: OPTION TO TERMINATE LEASE. Beginning eighteen (18) months after the Commencement Date, either Sublessor or Sublessee may terminate this Sublease by giving at least six (6) months written notice to the other party hereto. Under no circumstances shall the right conveyed by this Article be used to extend the term of this Sublease beyond the Termination Date.

ARTICLE 21: RIGHT OF FIRST OFFER TO EXPAND.

21.1 One-Time Offer to Lease Expansion Space. If at any time during the Sublease Term, Sublessor desires to lease 90 Rio Robles, San Jose, California located within Premises (the "Expansion Space") to other than an affiliated third party, then Sublessor shall give Sublessee written notice ("Lease
Notice") of all material terms pursuant to which Sublessor would be willing to lease such Expansion Space. Sublessee shall have the first right, by giving written notice to Sublessor within five (5) business days after receipt of Sublessor's Lease Notice, to lease the Expansion Space pursuant to the terms contained in the Lease Notice. For purposes of this paragraph, an "affiliated third party" shall mean any corporation or entity with which Sublessee may merge or consolidate or become affiliated as a parent, subsidiary, holding company or otherwise, or any corporation or entity with which Sublessee has a strategic business relationship.

21.2 Acceptance of Expansion Space by Sublessee. If Sublessee exercises its right by giving notice within the five (5) business day period described above, Sublessor and Sublessee shall, within ten (10) business days thereafter, enter into an amendment to this Sublease incorporating the Expansion Space as part of the Sublease Premises, amended to set forth all of the terms provided in the Lease Notice. The lease of the Expansion Space shall be subject to the approval of the Master Lessor as provided in the Master Lease.

21.3 Sublessee's Rejection of Expansion Space. If Sublessee rejects the Expansion Space, or fails to give notice of its intention to exercise its right of first offer within the requisite five (5) business day period, then Landlord may lease the Expansion Space to any prospective tenant, provided, however, that the net present value of the Rent and other economic terms, is not, collectively, greater than ten percent (10%) more favorable to the prospective tenant than the terms in Sublessor's Expansion Notice. If such terms are greater than ten percent (10%) more favorable to the prospective tenant than those terms contained in Sublessor's Expansion Notice, then Sublessor shall send Sublessee another Expansion Notice containing such terms, conditions, and covenants, and this Article 21 shall again apply.

21.4 Termination of Right of First Offer. The right of first offer set forth in this Article 21 to lease Expansion Space is a one-time offer. Upon the execution of a lease of the Expansion Space between Sublessor and Sublessee or another tenant, or if Sublessee rejects the Expansion Space, or fails to give notice of its intention to exercise its right of first offer within the requisite time period, then Sublessee shall no longer have the right of first offer, and this Article 21 shall be of no further force or effect.

ARTICLE 22: PARKING. Subject to reasonable rules and regulations that may be promulgated by Master Lessor and/or Sublessor from time to time, Sublessee shall have the non-exclusive right in common with other tenants and occupants of the Complex to use, free of a monthly fee during the term of the Sublease, one hundred twenty five (125) parking spaces located in the Complex (i.e., 3.9/1,000 square feet).

ARTICLE 23: SIGNAGE. Subject to the prior approval of all Sublessor (which approval shall not be unreasonably withheld), Master Lessor and all applicable governmental agencies, Sublessee shall have the right to use the monument sign in front of the Sublease Premises.

ARTICLE 24: GENERAL PROVISIONS.

24.1 Severability. If any term or provision of this Sublease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Sublease shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

24.2 Attorneys' Fees; Costs of Suit. If Sublessee or Sublessor shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Sublease, including any suit by Sublessor for the recovery of Rent or possession of the Sublease Premises, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs.

24.3 Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term or condition shall not be deemed to be a waiver of any other covenant, term or condition or any subsequent failure to perform the same or any other such term, covenant or condition. Acceptance by Sublessor of any performance by Sublessee after the time the same shall have become due shall not constitute a waiver by Sublessor of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Sublessor in writing.

24.4 Brokerage Commissions. The parties represent and warrant to each other that they have dealt with no brokers, finders, agents or other person in connection with the transaction contemplated hereby to whom a brokerage or other commission or fee may be payable, except for the brokers named in Article 1, whose fees shall be paid as follows: (a) for the initial two year sublease commitment, a real estate commission in accordance with a separate agreement will be paid by Sublessor to Sublessor's broker, which shall be split 50/50 with Sublessee's broker. Should Sublessee occupy the Sublease Premises beyond such two year period, the brokers shall be entitled to a commission on the remaining term pursuant to the separate agreement, which commission would be invoiced to and payable by

Sublessor in six (6) month increments. Each party shall indemnify, defend and hold the other harmless from any claims arising from any breach by the indemnifying party of the representation and warranty in this Section 24.4.

24.5 Binding Effect. Preparation of this Sublease by Sublessor or Sublessor's agent and submission of the same to Sublessee shall not be deemed an offer to lease. This Sublease shall become binding upon Sublessor and Sublessee only when fully executed by Sublessor and Sublessee. Sublessor and Sublessee acknowledge and agree that this Sublease is expressly conditioned upon obtaining the consent of Master Lessor hereto following such full execution by Sublessor and Sublessee, which consent may be in the form attached as Exhibit C hereto or such other form as Master Lessor may require. In the event such consent is not so obtained within thirty (30) days following the date of this Sublease, then this Sublease shall automatically terminate and be without further force or effect, and Sublessor shall promptly return to Sublessee the prepaid rent and security deposit paid by Sublessee to Sublessor pursuant to this Sublease.

24.6 Entire Agreement. This instrument, along with any exhibits and addenda hereto, constitutes the entire agreement between Sublessor and Sublessee relative to the Sublease Premises. This Sublease may be altered, amended or revoked only by an instrument in writing signed by both Sublessor and Sublessee. There are no oral agreements or representations between the parties affecting this Sublease, and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, representations and understandings, if any, between the parties hereto.

24.7 Covenant of Quiet Enjoyment. Sublessor covenants with Sublessee that, upon the payment of Rent and performance of all other obligations of Sublessee hereunder, Sublessee shall be entitled to possession of the Sublease Premises for the Sublease Term, in accordance with and subject to the terms of this Sublease.

24.8 Execution. This Sublease may be executed in one or more counterparts, each of which shall be considered an original counterpart, and all of which together shall constitute one and the same instrument. Each person executing this Sublease represents that the execution of this Sublease has been duly authorized by the party on whose behalf the person is executing this Sublease.

Sublessor:                           Sublessee:

KLA-TENCOR CORPORATION,              PCTEL, INC.,
a Delaware corporation               a Delaware corporation


By: /s/ Lisa C. Berry                By:  /s/ Peter Chen
   -----------------------------        -----------------------------

Name:  Lisa C. Berry                 Name:  PETER CHEN
     ---------------------------          ---------------------------

Title: VP General Counsel            Title:   President & CEO
      --------------------------           --------------------------

                                     By: /s/ Andrew D. Wahl
                                        -----------------------------

                                     Name:    Andrew D. Wahl
                                          ---------------------------

                                     Title:   CFO
                                           --------------------------

                                   EXHIBIT B


                          NOTICE OF COMMENCEMENT DATE


Date:      Oct. 1, 1998

Re: Sublease dated Sept. 24, 1998 between KLA-Tencor Corporation, a Delaware corporation, as Sublessor, and PCTel, Inc., a Delaware corporation, as Sublessee


       In accordance with Section 4.1 of the Sublease, the parties hereby confirm the following:

       1. Sublessee has possession of the Sublease Premises. Under the provisions of the Sublease, the parties agree that the term of said Sublease commenced as of Oct. 1, 1998 (the "Commencement Date") for a term of approximately 47 months, terminating on August 3, 2002.

       2.   The Rental Commencement Date under the Sublease, as defined in
Section 5.2 of the Sublease, is Oct. 1, 1998.

       3. If the Commencement Date of the Sublease is other than the first day of the month, the first month's Minimum Monthly Rent and Additional Rent shall be prorated based on a thirty (30) day month and shall be payable on the first day of the following calendar month.

                                     AGREED TO AND ACCEPTED:

Sublessor:                           Sublessee:

KLA-TENCOR CORPORATION,              PCTEL, INC.,
a Delaware corporation               a Delaware corporation


By: /s/ Lisa C. Berry                By: /s/ Peter Chen
   -----------------------------        -----------------------------

Name:  Lisa C. Berry                 Name:  Peter Chen
     ---------------------------          ---------------------------

Title:  VP General Counsel           Title:   President & CEO
      --------------------------           --------------------------

                                     By:  /s/ Andrew D. Wahl
                                        -----------------------------

                                     Name:   Andrew D. Wahl
                                          ---------------------------

                                     Title:     CFO
                                           --------------------------


         FORM ONLY - DO NOT SIGN UNTIL COMMENCEMENT DATE IS ESTABLISHED

                                   EXHIBIT B


                          NOTICE OF COMMENCEMENT DATE


Date:     Oct. 1, 1998
       ------------------

Re: Sublease dated Sept. 24, 1998 between KLA-Tencor Corporation, a Delaware corporation, as Sublessor, and PCTel, Inc., a Delaware corporation, as Sublessee


       In accordance with Section 4.1 of the Sublease, the parties hereby confirm the following:

       1. Sublessee has possession of the Sublease Premises. Under the provisions of the Sublease, the parties agree that the term of said Sublease commenced as of Oct. 1, 1998 (the "Commencement Date") for a term of approximately 47 months, terminating on August 3, 2002.

       2.   The Rental Commencement Date under the Sublease, as defined in
Section 5.2 of the Sublease, is Oct 1, 1998.

       3. If the Commencement Date of the Sublease is other than the first day of the month, the first month's Minimum Monthly Rent and Additional Rent shall be prorated based on a thirty (30) day month and shall be payable on the first day of the following calendar month.

                                     AGREED TO AND ACCEPTED:

Sublessor:                           Sublessee:

KLA-TENCOR CORPORATION,              PCTEL, INC.,
a Delaware corporation               a Delaware corporation


By:                                  By: /s/ Peter Chen
   -----------------------------        -----------------------------

Name:                                Name:    Peter Chen
     ---------------------------          ---------------------------

Title:                               Title:   President & CEO
      --------------------------           --------------------------

                                     By: /s/ Andrew D. Wahl
                                        -----------------------------

                                     Name:    Andrew D. Wahl
                                          ---------------------------

                                     Title:       CFO
                                           --------------------------


         FORM ONLY - DO NOT SIGN UNTIL COMMENCEMENT DATE IS ESTABLISHED

                                   EXHIBIT B

                          NOTICE OF COMMENCEMENT DATE

Date:  Oct. 1, 1998

Re: Sublease dated Sept. 24, 1998 between KLA-Tencor Corporation, a Delaware corporation, as Sublessor, and PCTel, Inc., a Delaware corporation, as Sublessee

       In accordance with Section 4.1 of the Sublease, the parties hereby confirm the following:

       1. Sublessee has possession of the Sublease Premises. Under the provisions of the Sublease, the parties agree that the term of said Sublease commenced as of Oct. 1, 1998 (the "Commencement Date") for a term of approximately 47 months, terminating on August 3, 2002.

       2.   The Rental Commencement Date under the Sublease, as defined in
Section 5.2 of the Sublease, is Oct. 1, 1998.

       3. If the Commencement Date of the Sublease is other than the first day of the month, the first month's Minimum Monthly Rent and Additional Rent shall be prorated based on a thirty (30) day month and shall be payable on the first day of the following calendar month.

                                            AGREED TO AND ACCEPTED:

Sublessor:                                  Sublessee:

KLA-TENCOR CORPORATION,                     PCTEL, INC.,
a Delaware corporation                      a Delaware corporation


By:                                         By: /s/ Peter Chen
   -------------------------                   -------------------------

Name:                                       Name: PETER CHEN
     -----------------------                     -----------------------

Title:                                      Title: PRESIDENT & CEO
      ----------------------                      ----------------------


                                            By: /s/ Andrew D. Wahl
                                               -------------------------

                                            Name: ANDREW D. WAHL
                                                 -----------------------

                                            Title: CFO
                                                  ----------------------


         FORM ONLY - DO NOT SIGN UNTIL COMMENCEMENT DATE IS ESTABLISHED

                                   EXHIBIT C

                        CONSENT OF LANDLORD TO SUBLEASE



     Subject to the conditions set forth herein, the undersigned (sometimes referred to herein as the "Landlord") hereby consents to the attached Sublease
                           --------
Agreement (defined below) dated _________, 1998, between KLA-TENCOR CORPORATION, a Delaware corporation ("Sublessor") (formerly known as KLA Instruments
                         ---------
Corporation ("KLA Corp.") and PCTEL, INC., a Delaware corporation ("Sublessee"),
                                                                    ---------
and all its terms (the "Sublease Agreement"). This Consent does not release or
                        ------------------
discharge Sublessor from any liability as lessee under that certain Lease dated July 29, 1994 between Knickerbocker Properties, Inc. I ("KPI"), a predecessor in interest to Landlord, and KLA Corp., as amended by that certain First Amendment to Lease dated September 15, 1994 between KPI and KLA Corp., that certain Second Amendment to Lease dated July 26, 1995 between KPI and KLA Corp., that certain Third Amendment to Lease dated September 8, 1995 between KPI and KLA Corp., that certain Fourth Amendment to Lease dated May 21, 1997 between Landlord and KLA Corp., and that certain Fifth Amendment to Lease dated November 21, 1997 between Landlord and Sublessor (collectively, the "Lease") including, without limitation
                                           -----
the obligation to pay rent. This consent is granted by Landlord subject to the following terms and conditions:

     1. Sublessee shall not assign the Sublease Agreement nor sublet the premises described in the Sublease Agreement (the "Subleased Premises") in whole
                                                   ------------------
or part without Landlord's prior written consent, which consent shall not be unreasonably withheld provided that Sublessee fully complies with all of the requirements of Article 14 of the Lease; and shall not permit Sublessee's interest in the Sublease Agreement to be vested in any third party by operation of law or otherwise.

     2. This Consent shall not be deemed to be a consent to any subsequent assignment or subletting. Sublessor shall not make any subsequent amendment to the Sublease Agreement without Landlord's prior written consent, which consent shall not be unreasonably withheld. Landlord shall not be deemed to have waived any rights under the Lease by virtue of this Consent.

     3. The Sublease Agreement is in all respects subordinate to the terms of the Lease. Insofar as the specific terms of the Sublease Agreement purport to amend or modify or are in conflict with the specific terms of the Lease, the terms of the Lease shall control. Landlord assumes no liability whatsoever on account of anything contained in the Sublease Agreement.

     4. Any rights under the Sublease Agreement may be enforced only against Sublessor, and Sublessee shall have no right to enforce any of Sublessor's rights under the Lease against Landlord by virtue of the Sublease Agreement, this Consent, or otherwise.

     5. Sublessor shall pay in addition to all other amounts due Landlord under the Lease

(including the excess rent required to be paid to Landlord pursuant to Section 14 of the Lease), the sum of $500.00 (which sum represents the reasonable costs incurred by Landlord in connection with the review of the Sublease Agreement and the processing of this Consent thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Consent on behalf of Landlord as of this _______ day of September, 1998.

CARRAMERICA REALTY CORPORATION

By:
     ------------------------
     Philip L. Hawkins
     Managing Director

                        CONSENT OF LANDLORD TO SUBLEASE



     Subject to the conditions set forth herein, the undersigned (sometimes referred to herein as the "Landlord") hereby consents to the attached Sublease
                           --------
Agreement (defined below) dated September 24,1998, between KLA-TENCOR CORPORATION, a Delaware corporation ("Sublessor") (formerly known as KLA
                                      ---------
Instruments Corporation ("KLA Corp.") and PCTEL, INC., a Delaware corporation ("Sublessee"), and all its terms (the "Sublease Agreement"). This Consent does
  ---------                            ------------------
not release or discharge Sublessor from any liability as lessee under that certain Lease dated July 29, 1994 between Knickerbocker Properties, Inc. I ("KPI"), a predecessor in interest to Landlord, and KLA Corp., as amended by that certain First Amendment to Lease dated September 15, 1994 between KPI and KLA Corp., that certain Second Amendment to Lease dated July 26, 1995 between KPI and KLA Corp., that certain Third Amendment to Lease dated September 8, 1995 between KPI and KLA Corp., that certain Fourth Amendment to Lease dated May 21, 1997 between Landlord and KLA Corp., and that certain Fifth Amendment to Lease dated November 21, 1997 between Landlord and Sublessor (collectively, the "Lease") including, without limitation the obligation to pay rent. This consent
 -----
is granted by Landlord subject to the following terms and conditions:

     1. Sublessee shall not assign the Sublease Agreement nor sublet the premises described in the Sublease Agreement (the "Subleased Premises") in whole
                                                   ------------------
or part without Landlord's prior written consent, which consent shall not be unreasonably withheld provided that Sublessee fully complies with all of the requirements of Article 14 of the Lease; and shall not permit Sublessee's interest in the Sublease Agreement to be vested in any third party by operation of law or otherwise.

     2. This Consent shall not be deemed to be a consent to any subsequent assignment or subletting. Sublessor shall not make any subsequent amendment to the Sublease Agreement without Landlord's prior written consent, which consent shall not be unreasonably withheld. Landlord shall not be deemed to have waived any rights under the Lease by virtue of this Consent.

     3. The Sublease Agreement is in all respects subordinate to the terms of the Lease. Insofar as the-specific terms of the Sublease Agreement purport to amend or modify or are in conflict with the specific terms of the Lease, the terms of the Lease shall control. Landlord assumes no liability whatsoever on account of anything contained in the Sublease Agreement.

     4. Any rights under the Sublease Agreement may be enforced only against Sublessor, and Sublessee shall have no right to enforce any of Sublessor's rights under the Lease against Landlord by virtue of the Sublease Agreement, this Consent, or otherwise.

     5. Sublessor shall pay in addition to all other amounts due Landlord under the Lease (including the excess rent required to be paid to Landlord pursuant to Section 14 of the Lease), the sum of $500.00 (which sum represents the reasonable costs incurred by Landlord in connection with the review of the Sublease Agreement and the processing of this Consent thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Consent on behalf of Landlord as of this 5th day of October, 1998.


CARRAMERICA REALTY CORPORATION

By: /s/ Philip L. Hawkins
   ---------------------------------
   Philip L. Hawkins
   Managing Director